NUMBER

SHARES

DIGITAL CINEMA DESTINATIONS CORP.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SEE REVERSE FOR CERTAIN DEFINITIONS

CLASS A COMMON STOCK

CUSIP 25383B 10 9

THIS CERTIFIES THAT:

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS A COMMON STOCK OF $.01 PAR VALUE EACH OF

transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Delaware, and to the Certificate of Incorporation and Bylaws of the Corporation, as now or hereafter amended. This certificate is not valid until countersigned by the Transfer Agent.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:

COUNTERSIGNED:

BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC.
1717 ARCH ST., STE. 1300, PHILADELPHIA, PA 19103
TRANSFER AGENT

BY:

AUTHORIZED SIGNATURE

CORPORATE SEAL 2010 DELAWARE

CHIEF FINANCIAL OFFICER

CHIEF EXECUTIVE OFFICER

SPECIMEN
NOT NEGOTIABLE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -	as tenants in common	UNIF GIFT MIN ACT -	....................Custodian....................
TEN ENT -	as tenants by the entireties		(Cust) (Minor)
JT TEN -	as joint tenants with right of		under Uniform Gifts to Minors
	survivorship and not as tenants		Act....................................................
	in common		(State)

Additional abbreviations may also be used though not in the above list.

For Value Received, _____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

_______________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

(PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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_____________________________________________________________________________________________________________________________________________________________________Shares

of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_____________________________________________________________________________________________________________________________________________________________________Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE
OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER, UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS AND SERIES AUTHORIZED TO BE ISSUED, SO FAR AS THE SAME HAVE BEEN DETERMINED, AND OF THE AUTHORITY, IF ANY, OF THE BOARD TO DIVIDE THE SHARES INTO CLASSES OR SERIES AND TO DETERMINE AND CHANGE THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF ANY CLASS OR SERIES. SUCH REQUEST MAY BE MADE TO THE SECRETARY OF THE CORPORATION OR TO THE TRANSFER AGENT NAMED ON THIS CERTIFICATE.

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THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF A NATIONAL OR REGIONAL OR OTHER RECOGNIZED STOCK EXCHANGE IN CONFORMANCE WITH A SIGNATURE GUARANTEE MEDALLION PROGRAM.

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COLUMBIA FINANCIAL PRINTING CORP. - www.stockinformation.com